UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 2017

Gotham Capital Holdings, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	000-50773	56-2415252
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

266 Cedar Street

Cedar Grove, NJ 07009

(Address of principal executive offices, including zip code)

(973) 239-2952

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

[  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

       [  ]

Table of Contents

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS		3
EXPLANATORY NOTE		4
Item 1.01	Entry into a Material Definitive Agreement	5
Item 2.01	Completion of Acquisition or Disposition of Assets	5
	The Share Exchange Agreement	5
	Description of Business	7
	Description of Properties	8
	Risk Factors	8
	Management’s Discussion and Analysis of Financial Condition and Results of Operations	8
	Security Ownership of Certain Beneficial Owners and Management	11
	Directors, Executive Officers, Promoters and Control Persons	12
	Executive Compensation	14
	Certain Relationships and Related Transactions	15
	Market Price of and Dividends on Common Equity and Related Stockholder Matters	15
	Description of Securities	16
	Legal Proceedings	17
	Indemnification of Directors and Officers	17
Item 3.02	Unregistered Sales of Equity Securities	18
Item 5.01	Changes in Control of Registrant	18
Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers	18
Item 5.06	Change in Shell Company Status	18
Item 9.01	Financial Statements and Exhibits	18

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Plan of Operations,” and elsewhere.  Any and all statements contained in this Form 8-K that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements.  However, not all forward-looking statements may contain one or more of these identifying terms.  Forward-looking statements in this Form 8-K may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, our inability to obtain adequate financing, our inability to expand our business, lack of product diversification, existing or increased competition, results of arbitration and litigation, stock volatility and illiquidity, and our failure to implement our business plans or strategies.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them.  We disclaim any obligation to update the forward-looking statements contained in this Form 8-K to reflect any new information or future events or circumstances or otherwise.

Readers should read this Form 8-K in conjunction with our financial statements and the related notes thereto in this Form 8-K and other documents which we may file from time to time with the SEC.

EXPLANATORY NOTE

The Registrant was incorporated in the State of New Jersey on October 1, 2003 under the name of Creative Beauty Supply of New Jersey Corporation and subsequently changed its name to Gotham Capital Holdings, Inc. on May 18, 2015. The Registrant commenced operations in the beauty supply industry as of January 1, 2004. On November 30, 2007, the Registrant’s Board of Directors approved a plan to dispose of its wholesale and retail beauty supply business. Since January 1, 2009, the Registrant has had no operations and has been a shell company.

 Further to our investigation of business opportunities, we have agreed to acquire all of the issued and outstanding shares of OXYS Corporation, a Nevada corporation (“OXYS”).  The principal place of business of OXYS is 705 Cambridge St., Cambridge, MA 02142.  Their contact number is (617) 500-5101. We have entered into a securities exchange agreement with the shareholders of OXYS to acquire 100% of the issued voting shares of OXYS in exchange for 34,687,244 of the Registrant’s common shares. The 34,687,244 common shares to be issued consist wholly of securities exempt from registration under the Securities Act of 1933. The share consideration to be paid by the Registrant to the OXYS shareholders will represent approximately 90.2% of our issued voting equity on a fully diluted basis following closing. Our acquisition of OXYS is an arm's length transaction. No transactions, corporate events, negotiations, contacts, or conflicts of interest occurred between the Registrant and OXYS outside of this agreement during the past two years.  There are no legal proceedings related to the agreement, and there are no further regulatory requirements connected to the agreement.

In accordance with “reverse acquisition” accounting treatment, our historical financial statements as of period ends, and for periods ended, prior to the Share Exchange will be replaced with the historical financial statements of OXYS prior to the Share Exchange in all future filings with the SEC.

This document contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and are qualified in their entirety by, reference to these agreements, which are filed as exhibits hereto and incorporated herein by reference.

This document is being filed in connection with a series of transactions consummated by the Registrant and certain related events and actions taken by the Registrant.

This document responds to the following Items in Form 8-K:

Item 1.01.  Entry into a Material Definitive Agreement

Item 2.01. Completion of Acquisition or Disposition of Assets

Item 3.02. Unregistered Sales of Equity Securities

Item 5.01. Changes in Control of Registrant

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.06. Change in Shell Company Status

Item 9.01. Financial Statements and Exhibits

Prior to the Share Exchange, we were a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).  As a result of the Share Exchange, we have ceased to be a shell company.  The information contained in this document constitutes the current “Form 10 information” necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

Item 1.01   Entry into a Material Definitive Agreement

The information contained in Item 2.01 below relating to the various agreements described therein is incorporated herein by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets

THE SHARE EXCHANGE AGREEMENT

The Registrant was incorporated in the State of New Jersey on October 1, 2003 under the name of Creative Beauty Supply of New Jersey Corporation and subsequently changed its name to Gotham Capital Holdings, Inc. on May 18, 2015. The Registrant commenced operations in the beauty supply industry as of January 1, 2004. On November 30, 2007, the Registrant’s Board of Directors approved a plan to dispose of its wholesale and retail beauty supply business. Since January 1, 2009, the Registrant has had no operations and has been a shell company.

 Further to our investigation of business opportunities, we have agreed to acquire all of the issued and outstanding shares of OXYS Corporation, a Nevada corporation (OXYS).  The principal place of business of OXYS is 705 Cambridge St., Cambridge, MA 02142.  Their contact number is (617) 500-5101. We have entered into a securities exchange agreement with the shareholders of OXYS to acquire 100% of the issued voting shares of OXYS in exchange for 34,687,244 of the Registrant’s common shares. The 34,687,244 common shares to be issued consist wholly of securities exempt from registration under the Securities Act of 1933. The share consideration to be paid by the Registrant to the OXYS shareholders will represent 90.2% of our issued voting equity on a fully diluted basis following closing. Our acquisition of OXYS is an arm's length transaction. No transactions, corporate events, negotiations, contacts, or conflicts of interest occurred between the Registrant and OXYS outside of this agreement during the past two years.  There are no legal proceedings related to the agreement, and there are no further regulatory requirements connected to the agreement.

OXYS is a development stage technology company that is engaged in the following business areas:

1)

Providing engineering consulting services on a time and materials basis to various companies engaged in advanced manufacturing technology as well as implementing new technology in the Industrial Internet of Things – IIoT;

2)

Working with companies, OXYS provides custom engineered solutions for IIoT implementations that involve the deployment of sensors, other hardware, and the development of software that analyzes the data;

In support of these activities, there are several specific tasks that OXYS executes on behalf of its clients:

1)

Development of Statements of Work for specific consulting services to be provided;

2)

Execution of these technical consulting services on a time and materials contract (i.e. actual billable hours plus material and other incidental costs incurred);

3)

Development of technical specifications for products;

4)

Building prototypes of IIoT products for clients and as determined by OXYS technical personnel to meet general industry needs;

5)

Working with outside manufacturers to product aforementioned products in larger quantities as required

The different sources of revenue that will result from these operations fall into the following categories.  As of the date of this filing, OXYS does not have reportable revenue for 2017.

1)

Consulting income based on time and materials contracts

2)

Product revenue resulting from sale of product

3)

Software licensing revenue resulting from recurring licenses of software

OXYS is in the process of quoting work for several clients.   This work consists both of consulting revenues (Time and Material) as well as product revenues (sales of products).    Non-disclosures prevent mentioning specific client names, but they fall into the following categories:

1)

Large aerospace company

2)

Large overseas automotive manufacturer with extensive plants across North America

3)

State Government

Part of the OXYS technology development and product development strategy is to license technology from universities and research centers such as National Labs.   At the present time, OXYS has negotiated a technology licensing option agreement with MIT (Massachusetts Institute of Technology) for technology, means and methods for the monitoring of current, voltage and power as it relates to IIoT.   This agreement was executed on May 17, 2017.  Additionally OXYS will generate revenue through partnerships with other companies.  At the present time, OXYS has one joint technology development agreement – that was executed on June 13 2017.  The client in Sigma Labs Inc. based in Santa Fe, NM.  Under this agreement OXYS will provide time and materials consulting services to Sigma Labs Inc. and will investigate the potential for future joint product development opportunities.

Regulatory Approvals

There are no federal or state regulatory requirements that must be complied with or from whom approval must be obtained in connection with the transaction.

Change of Control

 At the closing of the Securities Exchange Agreement, the OXYS Stockholders will transfer all of their OXYS common shares to the Registrant in exchange for an aggregate of 34,687,244 newly issued Registrant common shares. Also at closing of the Securities Exchange Agreement, Carmine Catizone and Pasquale Catizone will transfer to the Registrant an aggregate of 1,500,000 common shares for cancellation such that neither of Messrs. Catizone shall retain 5% or more of our voting securities. Pasquale Catizone has entered into a consulting agreement with OXYS to provide consulting services during the transition.  Upon closing of these transactions, the Registrant will have 38,453,319 common shares issued and outstanding. The 34,687,244 common shares issued to the OXYS Stockholders at closing will represent 90.2% of our voting securities.

 As a result of the transactions to be effected by the Securities Exchange Agreement, (i) the new officers and directors will own 7,736,843 of our common shares, representing 20.1% of our voting securities, (ii) the only other 5% or more shareholder will own 3,000,000 of our common shares, representing 7.8% of our voting securities (iii) Carmine Catizone and Daniel Generelli will each resign as officers and directors, and (iv) Giro DiBiase will be appointed as Chief Executive Officer and Director, Vidyadhar Mitta will be appointed as a Director and Nevan C. Hanumara will be appointed as Secretary and a Director.

We continue to be a “smaller reporting company,” as defined under the Exchange Act, following the Share Exchange. We believe that as a result of the Share Exchange we have ceased to be a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act).

DESCRIPTION OF BUSINESS

OXYS is a development stage technology company that is engaged in the following business areas:

1)

Providing engineering consulting services on a time and materials basis to various companies engaged in advanced manufacturing technology as well as implementing new technology in the Industrial Internet of Things – IIoT;

2)

Working with companies, OXYS provides custom engineered solutions for IIoT implementations that involve the deployment of sensors, other hardware, and the development of software that analyzes the data;

In support of these activities, there are several specific tasks that OXYS executes on behalf of its clients:

1)

Development of Statements of Work  for specific consulting services to be provided;

2)

Execution of these technical consulting services on a time and materials contract (i.e. actual billable hours plus material and other incidental costs incurred);

3)

Development of technical specifications for products;

4)

Building prototypes of IIoT products for clients and as determined by OXYS technical personnel to meet general industry needs;

5)

Working with outside manufacturers to product aforementioned products in larger quantities as required

The different sources of revenue that will result from these operations fall into the following categories.  As of the date of this filing, OXYS does not have reportable revenue for 2017.

1)

Consulting income based on time and materials contracts

2)

Product revenue resulting from sale of product

3)

Software licensing revenue resulting from recurring licenses of software

OXYS is in the process of quoting work for several clients.   This work consists both of consulting revenues (Time and Material) as well as product revenues (sales of products).    Non-disclosure agreements prevent mentioning specific client names, but they fall into the following categories:

1)

Large aerospace company

2)

Large overseas automotive manufacturer with extensive plants across North America

3)

State Government

Part of the OXYS technology development and product development strategy is to license technology from universities and research centers such as National Labs.   At the present time, OXYS has negotiated a technology licensing option agreement with MIT (Massachusetts Institute of Technology) for technology, means and methods for the monitoring of current, voltage and power as it relates to IIoT.   This agreement was executed on May 17, 2017.  Additionally OXYS will generate revenue through partnerships with other companies.   At the present time, OXYS has one joint technology development agreement – that was executed on June 13 2017.   The client in Sigma Labs Inc. based in Santa Fe, NM.   Under this agreement OXYS will provide time and materials consulting services to Sigma Labs Inc. and will investigate the potential for future joint product development opportunities.

Government Regulations

There is no need for any government approval for any of our products, and there are no currently existing or probable governmental regulations that will negatively affect OXYS’ business plan.

Markets

OXYS has entered into discussion with several potential early adopter customers in the machine tool industry and general industrial product markets.  OXYS would provide industrial monitoring tools and would install devices that allow older industrial machines to connect with the IIOT.

OXYS intends to sell to a large variety of customers, and is not dependent upon any single customer, nor is the work seasonal.

Competition

Due to the nature of OXYS’ business strategy, it is competing with many other companies involved in the IIOT, such as Microsoft, IBM, Amazon, Oracle, and SAP, as well as middleware software manufacturers such as MachineShop and Waygum.  These companies all work with software, hardware, and cloud storage.  OXYS intends to compete with these companies by providing local data storage for industrial IIOT applications and network security.

Employees

As of June 16, 2017, there are no full or part time employees of OXYS.  All work is done through independent contractors.

DESCRIPTION OF PROPERTIES

Our offices are located at 705 Cambridge St., Cambridge, MA 02142.  The offices occupy approximately 1,000 sq ft, and have been provided for OXYS’ use rent free by Giro DiBiase.  Starting July, 2017, OXYS will start paying $1,500 a month for rent.  There is no lease agreement, and we are currently operating the offices on a month to month basis.

RISK FACTORS

Not applicable to smaller reporting companies.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Forward-Looking Statements

Statements in this management’s discussion and analysis of financial condition and results of operations contain certain forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby.  To the extent that such statements are not recitations of historical fact, such statements constitute forward looking statements which, by definition involve risks and uncertainties. Where in any forward looking statements, OXYS expresses an expectation or belief as to future results or events, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished.

The following are factors that could cause actual results or events to differ materially from those anticipated, and include but are not limited to: general economic, financial and business conditions; changes in and compliance with governmental regulations; changes in tax laws; and the cost and effects of legal proceedings.

You should not rely on forward looking statements in this document.  This management’s discussion contains forward looking statements that involve risks and uncertainties.  We use words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” and similar expressions to identify these forward-looking statements.  Prospective investors should not place undue reliance on these forward looking statements, which apply only as of the date of this document.  Our actual results could differ materially from those anticipated in these forward-looking statements.

Critical Accounting Policies

The following discussions are based upon our audited financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. These financial statements and accompanying notes have been prepared in accordance with accounting principles generally accepted in the United States.

The preparation of these financial statements requires management to make estimates, judgments and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosures of contingencies. OXYS continually evaluates the accounting policies and estimates used to prepare the financial statements. OXYS bases its estimates on historical experiences and assumptions believed to be reasonable under current facts and circumstances. Actual amounts and results could differ from these estimates made by management.

Trends and Uncertainties

There are no material commitments for capital expenditure at this time. There are no trends, events or uncertainties that have had or are reasonably expected to have a material impact on our limited operations. There are no known causes for any material changes from period to period in one or more line items of OXYS’ financial statements.

Liquidity and Capital Resources

At March 31, 2017, OXYS had cash and cash equivalents of $573,759.  Its working capital balance at March 31, 2017 was $646,195.  Management believes that OXYS will need additional equity or debt financing to sustain its operations until it can achieve profitability and positive cash flows, if ever.  Management plans to seek additional debt and/or equity financing for OXYS, but cannot assure that such financing will be available on acceptable terms.

OXYS did not pursue any investing activities for the period from inception (August 4, 2016) to March 31, 2017.

For the three months ended March 31, 2017, OXYS had an increase in deferred security exchange agreement expenses of $7,108, and received $141,500 from the issuance of common stock.  As a result, OXYS had net cash provided by financing activities of $134,392 for the period.

OXYS is a development stage company and has not yet begun generating revenues. Management believes we will be able to pursue our business plan once the stock exchange has been completed.

Results of Operations for the Year Ended December 31, 2016

OXYS did not generate any revenues. We paid bank service charges of $82, office supply costs of $100, and organization costs of $1,000. We paid professional fees of $7,162 and travel expenses of $282. As a result, we recorded a net loss of $8,626 for the period from inception (August 4, 2016) to December 31, 2016.

Results of Operations for the Three Months Ended March 31, 2017

OXYS did not generate any revenues.  We paid bank service charges of $80, office expenses of $828, and organization costs of $2,275.  We paid professional fees of $26,820 and travel expenses of $1,729.  As a result, we recorded a net loss of $31,732 for the three months ended March 31, 2017.

Plan of Operation

OXYS is in the development stage and has not conducted any material operations to date or received any significant operating revenues.  OXYS may experience problems, delays, expenses and difficulties sometimes encountered by an enterprise in OXYS’ stage of development, many of which are beyond OXYS’ control.  These include, but are not limited to, unanticipated problems relating to the employee costs, marketing problems, additional costs and expenses that may exceed current estimates and competition.

OXYS needs to achieve the following milestones during the next twelve months.

MILESTONE	TIME	ESTIMATED COST
Hire principal software engineer	1-3 months	$150,000(1)
Hire principal hardware engineer	1-3 months	$150,000(1)
Hardware contractor costs over next 12 months	1-12 months	$150,000
Software contractor costs	1-12 months	$150,000
Admin support	1-12 months	$30,000
Other reimbursements to OXYS employees	1-12 months	$250,000
Keeping company public for 12 months	1-12 months	$100,000
New office location in North America	6-12 months	$25,000(2)
New office location in EU	6-12 months	$50,000(2)
Other overhead: insurance, rental, operations, equipment leasing, etc.	1-12 months	$100,000
Travel, trade shows and marketing activities	1-12 months	$100,000
Product development material expenses	1-12 months	$100,000
Possible acquisition of revenue-generating companies in related space	1-12 months	$3,000,000

(1)

Estimated twelve month salary

(2)

Estimated expenses for six month period

There can be no assurance that OXYS will be able to generate sufficient revenue to meet these milestones.  As a result, the management of OXYS anticipates that it will require additional financing during the next twelve months.  There can be no assurance that additional financing will be available or that, if available, such financing will be on acceptable terms to enable OXYS to complete its business plan.

Recently Issued Accounting Standards

Management does not believe that any other recently issued, but not yet effective, accounting standard if currently adopted would have a material effect on the accompanying financial statements.

Off balance Sheet Arrangements

None

Disclosure of Contractual Obligations

None

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of OXYS common stock as of June 16, 2017, by (i) each stockholder known by us to be the beneficial owner of more than 5% of OXYS common stock (OXYS’ only class of voting securities), (ii) each of OXYS’ directors and executive officers, and (iii) all of OXYS’ directors and executive officers as a group.  To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of OXYS common stock beneficially owned by such person, except to the extent such power may be shared with a spouse.  To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted.  Other than the Share Exchange, to our knowledge, there is no arrangement, including any pledge by any person of securities of the Registrant or any of its parents, the operation of which may at a subsequent date result in a change in control of the Registrant.  This table has been prepared based on 34,687,244 shares outstanding as of June 16, 2017

Name and Address of Beneficial Owner	Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned(1)
Giro DiBiase 120 Churchill Rd Winchester, MA 01890	3,000,000	8.6%

Vidhyadhar Mitta 6 Courthouse Ln #6 Chelmsfor, MA 01824	1,736,843	5.0%

Nevan Hanumara 92 Spring Hill Rd Kingston, RI 02881	3,000,000	8.6%

All directors and executive officers as a group (3 persons)	7,736,843	22.3%

Nutan Dave	3,000,000	8.6%
14 Hayward Brook Dr. Concord, NH 03301

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers

Below are the names of and certain information regarding the Registrant’s executive officers and directors who are to be appointed effective as of the closing of the Share Exchange:

Name	Age	Position	Date Expected to be Named to Board of Directors/as Executive Officer
Giro DiBiase	48	Chief Executive Officer, Interim Chief Financial Officer, Director	June 30, 2017
Nevan Hanumara	35	Director, Secretary	June 30, 2017
Vidhydhar Mitta	45	Director	June 30, 2017

Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified.  Directors are elected by a plurality of the votes cast at the annual meeting of stockholders and hold office until the expiration of the term for which he or she was elected and until a successor has been elected and qualified.

A majority of the authorized number of directors constitutes a quorum of the Board of Directors for the transaction of business. The directors must be present at the meeting to constitute a quorum. However, any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board of Directors individually or collectively consent in writing to the action.

The principal occupation and business experience during the past five years for our executive officers and directors is as follows:

Giro DiBiase: Mr. DiBiase has been the Chief Executive Officer, Interim Chief Financial Officer, and director of OXYS since its inception on August 4, 2016.  Since 2016, he has operated as the co-founder and operating member of Cambridge Medspace LLC, a company that provides consulting and advisory services to early stage technology companies as well as providing access to rental office space to those companies.  In his position as co-founder, Mr. DiBiase is responsible for attracting tenants to the space, assisting tenants with infrastructural support, providing tenants with business development and professional networking opportunities, and seeking other sources of revenue for Cambridge Medspace.  Since 1991, Mr. DiBiase has been the owner of Giro and Sons Studio, a full service studio involved in the production, editing and distribution of media in a variety of formats, such as e-learning courseware for major universities in the greater Boston Area.  In his position as owner, Mr. DiBiase is responsible for all aspects of the studio, including content development, employee supervision, business development, customer relations, field events, and profit and loss responsibility.  Mr. DiBiase received a BS from Bentley University School of Business Management in 1991.

Nevan Hanumara: Mr. Hanumara has been a director of OXYS since its inception on August 4, 2016.  Since 2016, he has operated as the co-founder and operating member of Cambridge Medspace LLC, a company that provides consulting and advisory services to early stage technology companies as well as providing access to rental office space to those companies.  In his position as co-founder, Mr. Hanumara is responsible for attracting tenants to the space, assisting tenants with infrastructural support, providing tenants with business development and professional networking opportunities, and seeking other sources of revenue for Cambridge Medspace.  Since 2012, Mr. Hanumara has worked as a research scientist with the Massachusetts Institute of Technology.  In his position as a research scientist, Mr. Hanumara manages various programmatic activities within the mechanical engineering department and is responsible for teaching courses on medical device design, as well as serving as a program mentor for graduate students.  In addition, he engages in various technical and programmatic business and proposal development efforts on behalf of MIT.  Mr. Hanumara received a PhD in Mechanical Engineering from MIT in 2012, an MS in Mechanical Engineering from MIT in 2006, and a BS in Mechanical Engineering and a BA in French from the University of Rhode Island in 2004.

Vidhydhar Mitta: Mr. Mitta has been a director of OXYS since its inception on August 4, 2016.  Since 2000, he has been the founder and president of Synergic Solutions Inc., a software development company that designs custom software for a variety of industries including radio-medicine and associate allied health fields.  In his position as president, Mr. Mitta has responsibility for all aspects of Synergic Solutions including technical program guidance, employee supervision, business development, and profit and loss responsibility.  Mr. Mitta received a BS in Information Science & Technology from BMS College of Engineering in 1995.

Director Independence

We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be “independent” and, as a result, we are not at this time required to have our Board of Directors comprised of a majority of “independent directors.”

Family Relationships

There are no family relationships among our Directors or executive officers.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any of the following events during the past ten years:

• any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

• any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

• being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or

• being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

• being subject of, or party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or State securities of commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity

• being subject of or party to any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board Committees

The Registrant currently has not established any committees of the Board of Directors.  Our Board of Directors may designate from among its members an executive committee and one or more other committees in the future.  We do not have a nominating committee or a nominating committee charter.  Further, we do not have a policy with regard to the consideration of any director candidates recommended by security holders.  To date, other than as described above, no security holders have made any such recommendations.  The entire Board of Directors performs all functions that would otherwise be performed by committees.  Given the present size of our board it is not practical for us to have committees.  If we are able to grow our business and increase our operations, we intend to expand the size of our board and allocate responsibilities accordingly.

Audit Committee Financial Expert

We have no separate audit committee at this time.  The entire Board of Directors oversees our audits and auditing procedures.  The Board of Directors has at this time not determined whether any director is an “audit committee financial expert” within the meaning of Item 407(d)(5) for SEC regulation S-K.

Code of Ethics

The Registrant has not yet adopted a code of ethics.  The board of directors anticipates that it will adopt a code of ethics upon completion of the securities exchange, although there is no guarantee that the Registrant will be able to enter into such a transaction.

Compliance with Section 16(a) of the Exchange Act

OXYS’ common stock is not registered pursuant to Section 12 of the Exchange Act.  Accordingly, the officers, directors and principal shareholders of OXYS are not subject to the beneficial ownership reporting requirements of Section 16(a) of the Exchange Act.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long term compensation of the OXYS executive officers who served during the fiscal years ended December 31, 2016 and 2015, for services rendered in all capacities. The listed individuals shall hereinafter be referred to as the “Named Executive Officers.”  Currently, we have no employment agreements with any of our Directors or Officers.  All of our directors are unpaid.  Compensation for the future will be determined when and if additional funding is obtained.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Giro DiBiase	2016	0	0	0	0	0	0	0	0
Chief Executive Officer, Interim Chief Financial Officer, Director

Compensation Discussion and Analysis

As of the date of this report, OXYS’s management anticipates devoting up to 20 hours per week each to the business of OXYS.  OXYS’s current officers and directors do not receive any compensation for their services rendered to OXYS, have not received such compensation in the past, and are not accruing any compensation pursuant to any agreement with OXYS.

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by OXYS for the benefit of its employees.

OXYS has not entered into any employment agreements with any of its officers, directors, or other persons, and no such agreements are anticipated in the immediate future.

OXYS has no other executive compensation elements that would require the inclusion of tabular disclosure or narrative discussion.

Board of Directors Compensation

Members of the board of directors may receive an amount yet to be determined annually for their participation and will be required to attend a minimum of four meetings per fiscal year. To date, OXYS has not paid any directors' fees or expenses.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

None.

Director Independence

OXYS’s board of directors consists of Giro DiBiase, Vidyadhar Mitta, and Nevan Hanumara. None of them are independent as such term is defined by a national securities exchange or an inter-dealer quotation system.

MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

(a) Market Information.  There currently is no trading market for OXYS common stock. Once the Share Exchange has been completed, the Registrant, which has its common stock quoted on OTCPink under the trading symbol “GTHM”, will change its trading symbol to be more in line with the new name of the Registrant.

    Holders.  There were approximately 44 record holders of OXYS common stock as of June 16, 2017.  The issued and outstanding shares of OXYS common stock were issued in accordance with the exemptions from registration afforded by Sections 3(b) and 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

    Dividends.  Holders of OXYS’ common stock are entitled to receive such dividends as may be declared by its board of directors.  No dividends on OXYS’ common stock have ever been paid, and OXYS does not anticipate that dividends will be paid on its common stock in the foreseeable future.

    Securities authorized for issuance under equity compensation plans. No securities are authorized for issuance by OXYS under equity compensation plans.

   Performance graph. Not applicable.

   Sale of unregistered securities. None.

(b) Use of Proceeds. Not applicable.

(c) Purchases of Equity Securities by the issuers and affiliated purchasers.  None.

DESCRIPTION OF SECURITIES

Authorized Capital Stock

OXYS has 50,000,000 common shares authorized with a par value of $0.001.  As of the date of this report, OXYS had 34,687,244 common shares outstanding.

Issued and Outstanding Capital Stock

Immediately after the securities exchange becomes effective, OXYS shareholders will transfer all of their OXYS common shares to Gotham Capital Holdings, Inc. in exchange for an aggregate of 34,687,244 newly issued Gotham Capital Holdings, Inc. common shares.  Also upon effectiveness, Carmine Catizone and Pasquale Catizone will transfer an aggregate of 1,500,000 Gotham Capital Holdings, Inc. common shares for cancellation such that neither will retain 5% or more of OXYS voting securities.  Upon the closing of all transactions, OXYS shareholders will hold 34,687,244 Gotham shares, representing 90.2% of the total voting securities.

Description of our Common Stock

The holders of outstanding common shares are entitled to receive dividends out of assets or funds legally available for the payment of dividends of such times and in such amounts as the board from time to time may determine. Holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders. There is no cumulative voting of the election of directors then standing for election. The common shares are not entitled to pre-emptive rights and are not subject to conversion or redemption. Upon liquidation, dissolution or winding up of OXYS, the assets legally available for distribution to stockholders are distributable ratably among the holders of the common shares after payment of liquidation preferences, if any, on any outstanding payment of other claims of creditors. Each outstanding common share is duly and validly issued, fully paid and non-assessable.

Convertible Securities

As of the date hereof, OXYS does not have any outstanding convertible securities.

Transfer Agent

OXYS’ transfer agent is Interwest Transfer Company.  The transfer agent’s address is 1981 E. Murray Holladay Rd #100, Salt Lake City, UT 84117 and its telephone number is (801) 272-9294.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm business.

We are currently not aware of any pending legal proceedings to which we are a party or of which any of our property is the subject, nor are we aware of any such proceedings that are contemplated by any governmental authority.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Nevada Private Corporation Law and our Articles of Incorporation allow us to indemnify our officers and directors from certain liabilities and our By-Laws state that we shall indemnify every (i) present or former director or officer of us, (ii) any person who while serving in any of the capacities referred to in clause (i) served at our request as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and (iii) any person nominated or designated by (or pursuant to authority granted by) the Board of Directors or any committee thereof to serve in any of the capacities referred to in clauses (i) or (ii) (each an “Indemnitee”).

Our By-Laws provide that we shall indemnify an Indemnitee against all judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable expenses actually incurred by the Indemnitee in connection with any proceeding in which he was, is or is threatened to be named as defendant or respondent, or in which he was or is a witness without being named a defendant or respondent, by reason, in whole or in part, of his serving or having served, or having been nominated or designated to serve, if it is determined that the Indemnitee (a) conducted himself in good faith, (b) reasonably believed, in the case of conduct in his official capacity, that his conduct was in our best interests and, in all other cases, that his conduct was at least not opposed to our best interests, and (c) in the case of any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful; provided, however, that in the event that an Indemnitee is found liable to us or is found liable on the basis that personal benefit was improperly received by the Indemnitee, the indemnification (i) is limited to reasonable expenses actually incurred by the Indemnitee in connection with the proceeding and (ii) shall not be made in respect of any proceeding in which the Indemnitee shall have been found liable for willful or intentional misconduct in the performance of his duty to us.

Other than in the limited situation described above, our By-Laws provide that no indemnification shall be made in respect to any proceeding in which such Indemnitee has been (a) found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the Indemnitee’s official capacity, or (b) found liable to us. The termination of any proceeding by judgment, order, settlement or conviction, or on a plea of nolo contendere or its equivalent, is not of itself determinative that the Indemnitee did not meet the requirements set forth in clauses (a) or (b) above. An Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom. Reasonable expenses shall, include, without limitation, all court costs and all fees and disbursements of attorneys for the Indemnitee. The indemnification provided shall be applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven.

Other than discussed above, none of our By-Laws, our Articles of Incorporation or any indemnification agreement with any director of the Registrant includes any specific indemnification provisions for our officers or directors against liability under the Securities Act. Additionally, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Item 3.02   Unregistered Sales of Equity Securities

All share and per share stock numbers in this section are after giving effect to the Share Exchange, which is anticipated to be completed June 30, 2017, in which the Registrant will acquire 100% of the issued voting shares of OXYS in exchange for 34,687,244 of the Registrant’s common shares. The 34,687,244 common shares to be issued consist wholly of securities exempt from registration under the Securities Act of 1933.  The share consideration to be paid by the Registrant to the OXYS shareholders will represent 90.2% of our issued voting equity on a fully diluted basis following closing.  Our acquisition of OXYS is an arm's length transaction. No transactions, corporate events, negotiations, contacts, or conflicts of interest occurred between the Registrant and OXYS outside of this agreement during the past two years.  There are no legal proceedings related to the agreement, and there are no further regulatory requirements connected to the agreement.

This transaction was exempt from registration under Rule 506(b) of Regulation D as not involving any public offering.  None of the securities were sold through an underwriter and, accordingly, there were no underwriting discounts or commissions involved.

Item 5.01  Changes in Control of Registrant.

The information regarding change of control of the Registrant in connection with the Share Exchange set forth in Item 2.01, “Completion of Acquisition or Disposition of Assets—The Share Exchange and Related Transactions” is incorporated herein by reference.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

The information regarding departure and election of directors and departure and appointment of principal officers of the Registrant in connection with the Share Exchange set forth in Item 2.01, “Completion of Acquisition or Disposition of Assets” is incorporated herein by reference.

Item 5.06  Change in Shell Company Status.

Prior to the Share Exchange, we were a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).  As a result of the Share Exchange, we have ceased to be a shell company.  The information contained in this document constitutes the current “Form 10 information” necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

Item 9.01  Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

The audited financial statements and accompanying notes for OXYS Corp. for the period from inception (August 4, 2016) through December 31, 2016 and the unaudited financial statements for the three months ended March 31, 2017 have been provided starting on page 20.

(b)  Pro forma financial information.

Unaudited pro forma financial information as of December 31, 2016 and March 31, 2017and the accompanying notes have been provided starting on page 39.

(d)  Exhibits

In reviewing the agreements included or incorporated by reference as exhibits to this Form 8-K, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Registrant or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

• should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

• have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

• may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

• were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Registrant may be found elsewhere in this Form 8-K and the Registrant’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit Number	Description
2.1	Share Exchange Agreement dated March 16, 2017, by and among Gotham Capital Holdings, Inc., OXYS Corp. and the Shareholders of OXYS Corp.
99.1	Consulting agreement with Pasquale Catizone dated June 15, 2017

OXYS Corporation

Financial Statements

For the period from inception (August 4, 2016) to December 31, 2016

And for the three months ended March 31, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

OXYS Corporation

705 Cambridge Street

Cambridge, MA 02142

We have audited the accompanying balance sheet of OXYS Corporation as of December 31, 2016, and the related  statements of operations, stockholders' equity, and cash flows for the period from inception (August  4, 2016) to December 31, 2016.  OXYS Corporation's management is responsible for these financial statements.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material respects, the financial position of OXYS Corporation as of December 31, 2016, and the results of their operations and their cash flows for the period from inception (August 4, 2016) to December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

/s/Connolly, Grady & Cha, P.C.

Certified Public Accountants

Philadelphia, Pennsylvania

April 27, 2017

OXYS Corporation

Balance Sheet

December 31, 2016

December 31, 2016
Assets
Current Assets
Cash and cash equivalents	$481,841
Cash - escrow	52,659
Inventory	10,035
Total Current Assets	544,535

Total Assets	$544,535

Liabilities and Stockholders' Equity
Current Liabilities
Due to stockholder	1,000
Total Current Liabilities	1,000

Stockholders' Equity
Common stock $0.001 par value, 50,000,000 shares authorized: 33,197,769 shares issued and outstanding at December 31, 2016	9,957
Additional paid in capital	542,204
Accumulated deficit	(8,626)

Total Stockholders' Equity	543,535
Total Liabilities and Stockholders' Equity	$544,535

See accompanying notes to financial statements.

OXYS Corporation

Statement of Operations

For the Period from Inception (August 4, 2016)

To December 31, 2016

For the period from inception (August 4, 2016) to December 31, 2016
Revenues
Sales	$ 0
Cost of sales	0
Gross profit	0

Expenses
Bank service charges	82
Office supplies	100
Organization costs	1,000
Professional	7,162
Travel	282
Total Expense	8,626

Net (loss) from operations	(8,626)

Income Tax Benefit	0

Net Loss	$ (8,626)

Loss per common share	(0.0003)

See accompanying notes to financial statements.

OXYS Corporation

Statement of Cash Flows

For the Period from Inception (August 4, 2016)

To December 31, 2016

For the period from inception (August 4, 2016) to December 31, 2016
Cash Flows from Operating Activities:
Net (loss)	$ (8,626)
Adjustments to reconcile net loss to net cash (used in) operating activities:
Changes in operating assets and liabilities:
(Increase) decrease in:
Inventory	(10,035)
Escrow	(52,659)
Increase (decrease) in:
Due to stockholder	1,000
Net Cash (Used In) Operating Activities	(70,320)

Cash Flows from Financing Activities:
Issuance of common stock	552,161
Net Cash Provided by Financing Activities	552,161

Net Increase in Cash and Cash Equivalents	481,841

Cash and Cash Equivalents at Beginning of Period	0

Cash and Cash Equivalents at End of Period	$ 481,841

Supplemental Information:
Interest paid during the period	$ 0
Taxes paid during the period	$ 0

See accompanying notes to financial statements.

OXYS Corporation

Statement of Changes in Stockholders’ Equity

For the Period from Inception (August 4, 2016)

To December 31, 2016

	Common Stock		Additional Paid-In	Accumulated	Total Stockholders'
	Shares	Amount	Capital	(Deficit)	Equity
Balances, August 4, 2016	0	$ 0	$ 0	$ 0	$ 0

Issuance of common stock at $1.00 per share	9,161	9	9,152	0	9,161

Stock split 3,000 shares for 1 share October 8, 2016 par $0.001	27,472,819	8,233	(8,233)	0	0

Issuance of common stock at $0.095 per share	5,715,789	1,715	541,285	0	543,000

Net (loss)	0	0	0	(8,626)	(8,626)

Balances, December 31, 2016	33,197,769	$9,957	$542,204	$(8,626)	$543,535

See accompanying notes to financial statements.

OXYS Corporation

Notes to Financial Statements

December 31, 2016

1.  NATURE OF OPERATIONS

Oxys Corporation (the "Company") was incorporated on August 4, 2016 in Nevada. It maintains its principal office in Massachusetts at 705 Cambridge St., Cambridge, MA 02142.

The Company is currently considered a development stage company as referred in ASU 2014-10 Development Stage Entities (Topic 915).  The Company is currently devoting substantially all its efforts in identifying, developing and marketing engineered products, software and services for applications in the Industrial Internet which involves collecting and processing data collected from a wide variety of industrial systems and machines.

Subsequent Events

The Company has evaluated events and transactions occurring subsequent to December 31, 2016, for items that should potentially be recognized or disclosed in these financial statements.  The evaluation was conducted through April 27, 2017, the date these financial statements were issued.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company's financial statements are prepared on the accrual method of accounting. The accounting and reporting policies of the Company conform with generally accepted accounting principles (GAAP).

Use of Estimates

Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported revenues and expenses during the reporting period. Actual results could vary from the estimates that were used.

Fair Value of Financial Instruments

The fair value of certain of our financial instruments including cash and cash equivalents, cash escrow due to stockholder approximate their carrying amounts because of the short-term maturity of these instruments.

Income Taxes

The Company accounts for income taxes in accordance with FASB ASC 740, Income Taxes, which requires the recognition of deferred income taxes for differences between the basis of assets and liabilities for financial statement and income tax purposes. Deferred taxes are recognized for operating losses that are available to offset future taxable income. Valuation allowances are established to reduce deferred tax assets to the amount expected to be realized.

The Company adopted the provisions of FASB ASC 740-10-25, which prescribes a recognition threshold and measurement attribute for the recognition and measurement of tax positions taken or expected to be taken in income tax returns.  FASB ASC 740-10-25 also provides guidance on de• recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, and accounting for interest and penalties associated with tax positions. The Company's tax returns are subject to tax examinations by U.S. federal and state authorities until respective statute of limitation. Currently, the 2016 tax year is open and subject to examination by taxing authorities. However, the Company is not currently under audit nor has the Company been contacted by any of the taxing authorities. The Company does not have any accruals for uncertain tax positions as of December 31, 2016.  It is not anticipated that unrecognized tax benefits would significantly increase or decrease within 12 months of the reporting date.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all unrestricted highly liquid investments with an original maturity of three months or less to be cash equivalents.

Concentration of Risk

Financial instruments that potentially expose us to concentrations of risk consist primarily of cash and cash equivalents and cash-escrow, which are generally not collateralized.  Our policy is to place our cash and cash equivalents with high quality financial institutions, in order to limit the amount of credit exposure. Accounts at each institution are insured by the Federal Deposit Insurance Corporation (FDIC), up to $250,000. At December 31, 2016, the Company had $231,841 in excess of the FDIC insurance limit.

Inventory

Inventory consists primarily of demo equipment and is recorded at the lower of cost (first-in, first out method) or market all work in progress.

3.   RECENT ACCOUNTING PRONOUNCEMENTS

Earnings (Loss) Per Share

The Company computes net earnings (loss) per share under Accounting Standards Codification subtopic 260-10, "Earnings Per Share" ("ASC 260-1 O").  Basic earnings or loss per share ("EPS") is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding for the period.

In May 2016, accounting guidance was issued to clarify the not yet effective revenue recognition guidance issued in May 2014.  This additional guidance does not change the core principle of the revenue recognition guidance issued in May 2014, rather, it provides clarification of accounting for collections of sales taxes as well as recognition of revenue (i) associated with contract modifications, (ii) for noncash consideration, and (iii) based on the collectability of the consideration from the customer.  The guidance also specifies when a contract should be considered "completed" for purposes of applying the transition guidance. The effective date and transition requirements for this guidance are the same as the effective date and transition requirements for the guidance previously issued in 2014, which is effective for interim and annual periods beginning on or after December 15, 2017.  The Company has not yet determined the impact that this new guidance will have on its consolidated financial statements.

In March 2016, the FASB issued ASU 2016-09, Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting.  The amendments in this update change existing guidance related to accounting for employee share-based payments affecting the income  tax  consequences  of awards,  classification  of awards  as  equity  or  liabilities,  and classification on the statement of cash flows. ASU 2016-09 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within those annual periods, with early adoption permitted.  The Company is currently evaluating the potential impact of the adoption of this standard.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). The new standard establishes a right-of-use ("ROU") model that requires a lessee to record a ROU asset and a lease liability on the consolidated balance sheet for all leases with terms longer than 12 months.  Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the consolidated income statement.  ASU 2016-02 is effective for annual periods beginning after December 15, 2018, including interim periods within those annual periods, with early adoption permitted.  A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available. The Company is currently evaluating the potential impact of the adoption of this standard.

In January 2016, the FASB issued ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities.  The amendments in this update revise the accounting related to the classification and measurement of investments in equity securities and the presentation of certain fair value changes for financial liabilities measured at fair value.  The amendments are effective for annual reporting periods after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted.  The Company is currently evaluating the potential impact of the adoption of this standard.

In April 2015, the FASB issued ASU 2015-03, Interest- Imputation of Interest (Subtopic 835-30). This guidance is to simplify the presentation of debt issuance costs by recognizing a debt liability in the balance sheet as a direct deduction from that debt liability consistent with the presentation of a debt discount. The amendments in this update are effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  The Company has adopted this standard and the adoption did not have a material impact on the Company's financial position.

In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern, which is intended to define management's responsibility to evaluate whether there is substantial doubt about an organization's ability to continue as a going concern within one year after the date that the financial statements are issued (or within one year after the date that the financial statements are available to be issued when applicable) and to provide related footnote disclosures. The ASU provides guidance to an organization's management, with principles and definitions that are intended to reduce diversity in the timing and content of disclosures that are commonly provided by organizations today in the financial statement footnotes. The ASU is effective for annual periods ending after December 15, 2016, and interim periods within annual periods beginning after December 15, 2016, which for the Company is April 1, 2017.  Early adoption is permitted.  The adoption of this standard will not have a material impact on the Company's financial position or results of operations.  The amendments also clarify that the guidance in Topic 275, Risks and Uncertainties, is applicable to entities that have not commenced planned principal operations.  The central feature of the guidance on disclosure requirements is that required disclosures are limited to matters significant to a particular entity.  The disclosures focus primarily on risks and uncertainties that could significantly affect the amounts reported in the financial statements in the near term or the near-term functioning of the reporting entity.

Other Accounting standards that have been issued or proposed by FASB that do not require adoption until a future date are not expected to have a material impact on the consolidated financial statements upon adoption.  The Company does not discuss recent pronouncements that are not anticipated to have an impact on or are unrelated to its financial condition, results of operations, cash flows or disclosures.

4.  INCOME TAXES

The Company is subject to federal and state income taxes.

The Company's provision for income taxes for the period from inception (August 4, 2016) to December 31, 2016 consists of the following:

Income Tax Expense (Benefit)	For the period from inception (August 4, 2016) to December 31, 2016
Current federal tax expense
Federal	$0
State	0
Deferred tax (benefit)
Federal	$0
State	0
Total	$0

The provision for income taxes for the period from inception (August 4, 2016) to December 31, 2016 differs from that computed  by applying federal statutory rates to income before federal income tax expense, as indicated in the following analysis:

For the period from inception (August 4, 2016) to December 31, 2016
Expected federal tax (benefit) at 34% rate	$(2,933)
Valuation allowance	2,933
Total income tax (benefit)	$ 0

Effective tax rate (benefit)	0.00%

A summary of deferred tax assets and liabilities for the period from inception (August 4, 2016) to December 31, 2016 is as follows:

For the period from inception (August 4, 2016) to December 31, 2016
Deferred tax assets:
Federal tax loss carryforward	$ 2,933
Total deferred tax assets	2,933

Valuation allowance	(2,933)

Net Deferred Tax Assets	$ 0

Management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets.  A significant piece of objective negative evidence evaluated was the cumulative loss incurred since inception.  Such objective evidence limits the ability to consider other subjective evidence such as our projections for future growth.

On the basis of this evaluation, as of December 31, 2016, a valuation allowance of ($2,933) has been recorded to record only the portion of the deferred tax asset that is more likely than not to be realized. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence such as our projections for growth.

As of December 31, 2016, the Company had approximately $8,626 federal and state net operating loss carryforwards, which result in a deferred tax asset of $2,933, expiring in 2036.  The Company has recorded a valuation allowance of $2,933.

5.  STOCKHOLDERS' EQUITY

Common Stock

The Company's original Certificate of Incorporation authorized the Company to issue 10,000 shares of common stock, par value $0.001 per share.  On October 7, 2016, a board resolution was passed that authorized the number of shares to be increased to 50,000,000 shares.  On October 8, 2016, a board resolution was passed that authorized a forward split 3,000 to 1.

6.  EARNINGS PER SHARE

The following table sets forth the composition of the weighted average shares (denominator) used in the basic per share computation for the period from inception (August 4, 2016) to December 31, 2016.

For the period from inception (August 4, 2016) to December 31, 2016
Net Loss	$ (8,626)

Weighted average share outstanding basic	31,768,822

Basic loss per share	$ 0.0003

OXYS Corporation
Balance Sheets
As of March 31, 2017 and December 31, 2016 (Unaudited)

	March 31, 2017	December 31, 2016
Assets
Current Assets
Cash and cash equivalents	$ 573,759	$ 481,841
Cash - Escrow	64,359	52,659
Inventory	11,373	10,035
Total Current Assets	649,491	544,535

Other Assets
Deferred Securities Exchange Agreement Costs	7,108	0
Total Other Assets	7,108	0

Total Assets	$ 656,599	$ 544,535

Liabilities and Stockholders' Equity
Current Liabilities
Accounts Payable	2,296	-
Due to stockholder	1,000	1,000
Total Current Liabilities	3,296	1,000

Stockholders' Equity
Common stock $0.001 par value, 50,000,000 shares authorized: 34,687,243 issued and outstanding at March 31, 2017; 33,197,769 shares issued and outstanding at December 31, 2016	10,405	9,957
Additional paid in capital	683,255	542,204
Accumulated deficit	(40,357)	(8,626)

Total Stockholders' Equity	653,303	543,535
Total Liabilities and Stockholders' Equity	$ 656,599	$ 544,535

See accompanying notes to the unaudited financial statements

OXYS Corporation
Statement of Operations
For the Three Months Ending March 31, 2017 (Unaudited)

Three Months Ending March 31, 2017
Revenues
Sales	$ 0
Cost of sales	0
Gross profit	0

Expenses
Bank service charges	80
Office expenses	828
Organization costs	2,275
Professional	26,820
Travel	1,729
Total Expenses	31,732

Net (loss) from operations	(31,732)

Income Tax Benefit	0

Net Loss	($31,732)

Loss per common share	(0.0009)

See accompanying notes to the unaudited financial statements

OXYS Corporation
Statement of Cash Flows
For the Three Months Ending March 31, 2017 (Unaudited)

Three months ended March 31, 2017

Cash Flows from Operating Activities:
Net (loss)	$ (31,732)

Adjustments to reconcile net loss to net cash (used) by operating activities:
Changes in operating assets and liabilities:
(Increase) decrease in:
Inventory	(1,338)
Escrow	(11,700)
Increase (Decrease) in:
Accounts Payable	2,296
Due to Stockholder	-

Net Cash (Used) by Operating Activities	(42,474)

Cash Flows from Financing Activities:
Increase in Deferred Security Exchange Agreement Expenses	(7,108)
Issuance of Common Stock	141,500

Net Cash Provided by Financing Activities	134,392

Net Increase in Cash and Cash Equivalents	91,918

Cash and Cash Equivalents at Beginning of Period	481,841

Cash and Cash Equivalents at End of Period	$ 573,759

Supplemental Information:

Interest paid during the period	$ -

Taxes paid during the period	$ -

See accompanying notes to the unaudited financial statements

OXYS Corporation

Notes to Unaudited Financial Statements

March 31, 2017

1.  NATURE OF OPERATIONS

Oxys Corporation (the "Company") was incorporated on August 1, 2014 in Nevada. It maintains its principal office in Massachusetts at 705 Cambridge St., Cambridge, MA 02142.

The Company is currently considered a development stage company as referred to in ASU 2014-10 Development Stage Entities (Topic 915).  The Company is currently devoting substantially all its efforts in identifying, developing and marketing engineered products, software and services for applications in the Industrial Internet which involves collecting and processing data collected from a wide variety of industrial systems and machines.

Subsequent Events

The Company has evaluated events and transactions occurring subsequent to March 31, 2017, for items that should potentially be recognized or disclosed in these financial statements.  The evaluation was conducted through May 26, 2017, the date these financial statements were issued.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company's financial statements are prepared on the accrual method of accounting. The accounting and reporting policies of the Company conform with generally accepted accounting principles (GAAP).

Use of Estimates

Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported revenues and expenses during the reporting period. Actual results could vary from the estimates that were used.

Fair Value of Financial Instruments

The fair value of certain of our financial instruments including cash and cash equivalents, cash escrow due to stockholder approximate their carrying amounts because of the short-term maturity of these instruments.

Income Taxes

The Company accounts for income taxes in accordance with FASB ASC 740, Income Taxes, which requires the recognition of deferred income taxes for differences between the basis of assets and liabilities for financial statement and income tax purposes. Deferred taxes are recognized for operating losses that are available to offset future taxable income. Valuation allowances are established to reduce deferred tax assets to the amount expected to be realized.

The Company adopted the provisions of FASB ASC 740-10-25, which prescribes a recognition threshold and measurement attribute for the recognition and measurement of tax positions taken or expected to be taken in income tax returns.  FASB ASC 740-10-25 also provides guidance on de• recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, and accounting for interest and penalties associated with tax positions. The Company's tax returns are subject to tax examinations by U.S. federal and state authorities until respective statute of limitation. Currently, the 2016 tax year is open and subject to examination by taxing authorities. However, the Company is not currently under audit nor has the Company been contacted by any of the taxing authorities. The Company does not have any accruals for uncertain tax positions as of March 31, 2017.  It is not anticipated that unrecognized tax benefits would significantly increase or decrease within 12 months of the reporting date.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all unrestricted highly liquid investments with an original maturity of three months or less to be cash equivalents.

Concentration of Risk

Financial instruments that potentially expose us to concentrations of risk consist primarily of cash and cash equivalents and cash-escrow, which are generally not collateralized.  Our policy is to place our cash and cash equivalents with high quality financial institutions, in order to limit the amount of credit exposure. Accounts at each institution are insured by the Federal Deposit Insurance Corporation (FDIC), up to $250,000. At March 31, 2017, the Company had $323,759 in excess of the FDIC insurance limit.

Inventory

Inventory consists primarily of demo equipment and is recorded at the lower of cost (first-in, first out method) or market all work in progress.

3.   RECENT ACCOUNTING PRONOUNCEMENTS

Earnings (Loss) Per Share

The Company computes net earnings (loss) per share under Accounting Standards Codification subtopic 260-10, "Earnings Per Share" ("ASC 260-1 O").  Basic earnings or loss per share ("EPS") is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding for the period.

In May 2016, accounting guidance was issued to clarify the not yet effective revenue recognition guidance issued in May 2014.  This additional guidance does not change the core principle of the revenue recognition guidance issued in May 2014, rather, it provides clarification of accounting for collections of sales taxes as well as recognition of revenue (i) associated with contract modifications, (ii) for noncash consideration, and (iii) based on the collectability of the consideration from the customer.  The guidance also specifies when a contract should be considered "completed"  for purposes of applying the transition guidance. The effective date and transition requirements for this guidance are the same as the effective date and transition requirements for the guidance previously issued in 2014, which is effective for interim and annual periods beginning on or after December 15, 2017.  The Company has not yet determined the impact that this new guidance will have on its consolidated financial statements.

In March 2016, the FASB issued ASU 2016-09, Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting.  The amendments in this update change existing guidance related to accounting for employee share-based payments affecting the income  tax  consequences  of awards,  classification  of awards  as  equity  or  liabilities,  and classification on the statement of cash flows. ASU 2016-09 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within those annual periods, with early adoption permitted.  The Company is currently evaluating the potential impact of the adoption of this standard.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). The new standard establishes a right-of-use ("ROU") model that requires a lessee to record a ROU asset and a lease liability on the consolidated balance sheet for all leases with terms longer than 12 months.  Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the consolidated income statement.  ASU 2016-02  is effective for annual periods beginning after December 15, 2018, including interim periods within those annual periods, with early adoption permitted.  A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available. The Company is currently evaluating the potential impact of the adoption of this standard.

In January 2016, the FASB issued ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities.  The amendments in this update revise the accounting related to the classification and measurement of investments in equity securities and the presentation of certain fair value changes for financial liabilities measured at fair value.  The amendments are effective for annual reporting periods after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted.  The Company is currently evaluating the potential impact of the adoption of this standard.

In April 2015, the FASB issued ASU 2015-03, Interest- Imputation of Interest (Subtopic 835-30). This guidance is to simplify the presentation of debt issuance costs by recognizing a debt liability in the balance sheet as a direct deduction from that debt liability consistent with the presentation of a debt discount. The amendments in this update are effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  The Company has adopted this standard and the adoption did not have a material impact on the Company's financial position.

In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern, which is intended to define management's responsibility to evaluate whether there is substantial doubt about an organization's ability to continue as a going concern within one year after the date that the financial statements are issued (or within one year after the date that the financial statements are available to be issued when applicable) and to provide related footnote disclosures. The ASU provides guidance to an organization's management, with principles and definitions that are intended to reduce diversity in the timing and content of disclosures that are commonly provided by organizations today in the financial statement footnotes. The ASU is effective for annual periods ending after December 15, 2016, and interim periods within annual periods beginning after December 15, 2016, which for the Company is April 1, 2017.  Early adoption is permitted.  The adoption of this standard will not have a material impact on the Company's financial position or results of operations.  The amendments also clarify that the guidance in Topic 275, Risks and Uncertainties, is applicable to entities that have not commenced planned principal operations.  The central feature of the guidance on disclosure requirements is that required disclosures are limited to matters significant to a particular entity.  The disclosures focus primarily on risks and uncertainties that could significantly affect the amounts reported in the financial statements in the near term or the near-term functioning of the reporting entity.

Other Accounting standards that have been issued or proposed by FASB that do not require adoption until a future date are not expected to have a material impact on the consolidated financial statements upon adoption.  The Company does not discuss recent pronouncements that are not anticipated to have an impact on or are unrelated to its financial condition, results of operations, cash flows or disclosures.

4.  INCOME TAXES

The Company is subject to federal and state income taxes.

The Company's provision for income taxes for the period from inception (August 4, 2016) to December 31, 2016 consists of the following:

Income Tax Expense (Benefit)	For the three months ending March 31, 2017	For the period from inception (August 4, 2016) to December 31, 2016
Current federal tax expense
Federal	$0	$0
State	0	0
Deferred tax (benefit)
Federal	$0	$0
State	0	0
Total	$0	$0

The provision for income taxes for the three months ending March 31, 2017 and for the period from inception (August 4, 2016) to December 31, 2016 differs from that computed  by applying federal statutory rates to income before federal income tax expense, as indicated in the following analysis:

	For the three months ending March 31, 2017	For the period from inception (August 4, 2016) to December 31, 2016
Expected federal tax (benefit) at 34% rate	$(10,789)	$(2,933)
Valuation allowance	10,789	2,933
Total income tax (benefit)	$ 0	$ 0

Effective tax rate (benefit)	0.00%	0.00%

A summary of deferred tax assets and liabilities for the three months ending March 31, 2017 and for the period from inception (August 4, 2016) to December 31, 2016 is as follows:

	For the three months ending March 31, 2017	For the period from inception (August 4, 2016) to December 31, 2016
Deferred tax assets:
Federal tax loss carryforward	$ 13,722	$ 2,933
Total deferred tax assets	13,722	2,933

Valuation allowance	(13,722)	(2,933)

Net Deferred Tax Assets	$ 0	$ 0

Management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets.  A significant piece of objective negative evidence evaluated was the cumulative loss incurred since inception.  Such objective evidence limits the ability to consider other subjective evidence such as our projections for future growth.

On the basis of this evaluation, as of March 31, 2017, a valuation allowance of ($13,722) has been recorded to record only the portion of the deferred tax asset that is more likely than not to be realized. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence such as our projections for growth.

As of March 31, 2017, the Company had approximately $40,358 federal and state net operating loss carryforwards, which result in a deferred tax asset of $13,722, expiring in 2036.  The Company has recorded a valuation allowance of $13,722.

5.  STOCKHOLDERS' EQUITY

Common Stock

The Company's original Certificate of Incorporation authorized the Company to issue 10,000 shares of common stock, par value $0.001 per share.  On October 7, 2016, a board resolution was passed that authorized the number of shares to be increased to 50,000,000 shares.  On October 8, 2016, a board resolution was passed that authorized a forward split 3,000 to 1.

6.  EARNINGS PER SHARE

The following table sets forth the composition of the weighted average shares (denominator) used in the basic per share computation for the three months ending March 31, 2017 and for the period from inception (August 4, 2016) to December 31, 2016.

	For the three months ending March 31, 2017	For the period from inception (August 4, 2016) to December 31, 2016
Net Loss	$ (31,732)	$ (8,626)

Weighted average share outstanding basic	34,213,091	31,768,822

Basic loss per share	$ 0.0009	$ 0.0003

Pro Forma Financial Information

PRO FORMA CONDENSED COMBINED BALANCE SHEET

[Unaudited]

December 31, 2016

	Gotham Capital Holdings, Inc. 12/31/2016 (Company)	OXYS Corporation 12/31/2016 (OXYS)	Pro Forma Increase (Decrease)	Pro Forma Combined
Assets:
Cash	$39,646	$481,841	$(C) (39,646)	$481,841
Cash in escrow	-	52,659	-	52,659
Inventory	-	10,035	-	10,035
Investment in subsidiary	-	-	(A) 34,687
			(B) (34,687)
Total Assets	$39,646	$544,535	$ (39,646)	$544,535

Liabilities and Stockholders' (Deficit)
Liabilities:
Accounts payable	$ 30,168	$ -	$ (C) (30,168)	$ -
Accrued expenses	12,950	-	(C) (12,950)	-
Due to stockholders	-	1,000	-	1,000
Total Liabilities	43,118	1,000	(43,118)	1,000

Stockholders' (Deficit)
Common Stock	5,266	9,957	(A) 34,687	38,453
			(B) (9,957)	-
			(C) (1,500)	-
Additional paid in capital	781,375	542,204	(B) (814,843)	513,708
			(C) 4,972
Accumulated deficit	(790,113)	(8,626)	(B) 790,113	(8,626)
Total Stockholders' (Deficit)	(3,472)	543,535	3,472	543,535
Total Liabilities and Stockholders' (Deficit)	$ 39,646	$544,535	$ (39,646)	$544,535

A.

To record the issuance of 34,687,244 shares of common stock pursuant to the Securities Exchange Agreement.

B.

To eliminate the common stock accounts of OXYS and the prior retained earnings of the Company.

C.

To record the cancellation of 1,500,000 shares of common stock from shareholders of Gotham and the elimination of other residual balances of Gotham.

See Notes To Unaudited Pro Forma Condensed Financial Statements.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

[Unaudited]

	Gotham Capital Holdings, Inc. for the year ended 12/31/2016 (Company)	OXYS Corporation for the period 8/4/2016 to 12/31/2016 (OXYS)	Pro Forma Increase (Decrease)	Pro Forma Combined
Revenue	$ -	$ -	$ -	$ -

Expenses:
General and administrative	1,593	1,464	-	3,057
Professional fees	30,523	7,162	-	37,685
Total Expenses	32,116	8,626	-	40,742

Income (Loss) from Operations	(32,116)	(8,626)	-	(40,742)

Other Income (Expense)
Miscellaneous income	20,000	-	-	20,000
Interest income	23	-	-	23
Total Other Income (Expense)	20,023	-	-	20,023

Income (Loss) from Operations Before Provision for Taxes	(12,093)	(8,626)	-	(20,719)

Provision for Income Taxes	-	-	-	-

Income (Loss) from Continuing Operations	(12,093)	(8,626)	-	(20,719)

Discontinued Operations	-	-	-	-

Net Income (Loss)	$(12,093)	$ (8,626)	$ -	$(20,719)
Basic Net (Loss) per Common Share (Note 4)				(0.0005)

See Notes To Unaudited Pro Forma Condensed Financial Statements.

GOTHAM CAPITAL HOLDINGS, INC.

AND OXYS CORPORATION

NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

[Unaudited]

NOTE 1 – GOTHAM CAPITAL HOLDINGS, INC.

Gotham Capital Holdings Inc. (the “Company”) was incorporated in the State of New Jersey on October 1, 2003 under the name Creative Beauty Supply of New Jersey Corporation and subsequently changed its name to Gotham Capital Holdings, Inc. on May 18, 2015. On January 1, 2004, the Company commenced operations in the beauty supply industry at both the wholesale and retail levels. On November 30, 2007, the Company’s Board of Directors approved of a plan to dispose of its wholesale and retail beauty supply business. As of January 1, 2009, the Company has had no operations and is a shell company.

NOTE 2 – OXYS CORPORATION

OXYS Corporation (“OXYS”) was incorporated in the State of Nevada on August 4, 2016. OXYS is currently considered a development stage company as referred to in ASU 2014-10 Development Stage Entities (Topic 915). OXYS is currently devoting substantially all its efforts to identifying, developing and marketing engineered products, software and services for applications in the Industrial Internet which involves collecting and processing data collected from a wide variety of industrial systems and machines.

NOTE 3 - PROFORMA ADJUSTMENTS

On or before May 30, 2017, it is estimated that OXYS will be acquired by the Company pursuant to an Agreement and Plan of Reorganization. The agreement called for the Company to issue 34,687,244 shares of common stock to the shareholders of OXYS for a controlling ownership interest of the Company in a transaction wherein OXYS would became a wholly-owned subsidiary of the Company.

The ownership interests of the former owners of OXYS in the combined enterprise will be greater than that of the ongoing shareholders of the Company and, accordingly, the management of OXYS will assume operating control of the combined enterprise. Consequently, the acquisition is accounted for as the recapitalization of OXYS, wherein OXYS purchased the assets of the Company and accounted for the transaction as a reverse purchase for accounting purposes.

Proforma adjustments on the attached financial statements include the following:

[A]

To record the issuance of 34,687,244 shares of common stock pursuant to the Securities Exchange Agreement.

[B]

To eliminate the common stock accounts of OXYS and the prior retained earnings of the Company.

[C]

To record the cancellation of 1,500,000 shares of common stock from shareholders of Gotham Capital Holdings, Inc. and the elimination of residual balances of Gotham.

NOTE 4 - PROFORMA (LOSS) PER SHARE

The proforma (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition, as though all shares issued in the acquisition had been outstanding from the beginning of the periods presented.

PRO FORMA CONDENSED COMBINED BALANCE SHEET

[Unaudited]

March 31, 2017

	Gotham Capital Holdings, Inc 03/31/2017 (Company)	OXYS Corporation 03/31/2017 (OXYS)	Pro Forma Increase (Decrease)	Pro Forma Combined
Assets:
Cash	$31,651	$573,759	$(C) (31,651)	$573,759
Cash in escrow	-	64,359	-	64,359
Inventory	-	11,373	-	11,373
Other assets	-	7,108	-	7,108
Investment in subsidiary	-	-	(A) 34,687
			(B) (34,687)
Total Assets	$31,651	$656,599	$ (31,651)	$656,599

Liabilities and Stockholders' (Deficit)
Liabilities:
Accounts payable	$ 35,581	$ 2,296	$ (C) (35,581)	$ 2,296
Accrued expenses	4,400	-	(C) (4,400)	-
Due to stockholders	-	1,000	-	1,000
Total Liabilities	39,981	3,296	(39,981)	3,296

Stockholders' (Deficit)
Common Stock	5,266	10,405	(A) 34,687	38,453
			(B) (10,405)	-
			(C) (1,500)	-
Additional paid in capital	781,375	683,255	(B) (819,253)	655,207
			(C) 9,830
Accumulated deficit	(794,971)	(40,357)	(B) 794,971	(40,357)
Total Stockholders' (Deficit)	(8,330)	653,303	8,330	653,303
Total Liabilities and Stockholders' (Deficit)	$ 31,651	$656,599	$ (31,651)	$656,599

See Notes To Unaudited Pro Forma Condensed Financial Statements.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

[Unaudited]

	Gotham Capital Holdings, Inc. for the three months ended 03/31/2017 (Company)	OXYS Corporation for the three months ended 03/31/2017 (OXYS)	Pro Forma Increase (Decrease)	Pro Forma Combined
Revenue	$ -	$ -	$ -	$ -

Expenses:
General and administrative	500	4,912	-	5,412
Professional fees	4,363	26,820	-	31,183
Total Expenses	4,863	31,732	-	36,595

Income (Loss) from Operations	(4,863)	(31,732)	-	(36,595)

Other Income (Expense)
Interest income	5	-	-	5
Total Other Income (Expense)	5	-	-	5

Income (Loss) from Operations Before Provision for Taxes	(4,858)	(31,732)	-	(36,590)

Provision for Income Taxes	-	-	-	-

Income (Loss) from Continuing Operations	(4,858)	(31,732)	-	(36,590)

Discontinued Operations	-	-	-	-

Net Income (Loss)	$(4,858)	$ (31,732)	$ -	$(36,590)
Basic Net (Loss) per Common Share (Note 4)				$(0.00095)

See Notes To Unaudited Pro Forma Condensed Financial Statements.

GOTHAM CAPITAL HOLDINGS, INC.

AND OXYS CORPORATION

NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

[Unaudited]

NOTE 1 – GOTHAM CAPITAL HOLDINGS, INC.

Gotham Capital Holdings Inc. (the “Company”) was incorporated in the State of New Jersey on October 1, 2003 under the name Creative Beauty Supply of New Jersey Corporation and subsequently changed its name to Gotham Capital Holdings, Inc. on May 18, 2015.  On January 1, 2004, the Company commenced operations in the beauty supply industry at both the wholesale and retail levels.  On November 30, 2007, the Company’s Board of Directors approved of a plan to dispose of its wholesale and retail beauty supply business.  As of January 1, 2009, the Company has had no operations and is a shell company.

NOTE 2 – OXYS CORPORATION

Oxys Corporation (“OXYS”) was incorporated in the State of Nevada on August 4, 2016.  OXYS is currently considered a development stage company as referred to in ASU 2014-10 Development Stage Entities (Topic 915).  OXYS is currently devoting substantially all its efforts to identifying, developing and marketing engineered products, software and services for applications in the Industrial Internet which involves collecting and processing data collected from a wide variety of industrial systems and machines.

NOTE 3 - PROFORMA ADJUSTMENTS

On May 4, 2017, OXYS was acquired by the Company pursuant to an Agreement and Plan of Reorganization.  The agreement called for the Company to issue 34,687,244 shares of common stock to the shareholders of OXYS for a controlling ownership interest of the Company in a transaction wherein OXYS would became a wholly-owned subsidiary of the Company.

The ownership interests of the former owners of OXYS in the combined enterprise will be greater than that of the ongoing shareholders of the Company and, accordingly, the management of OXYS will assume operating control of the combined enterprise.  Consequently, the acquisition is accounted for as the recapitalization of OXYS, wherein OXYS purchased the assets of the Company and accounted for the transaction as a reverse purchase for accounting purposes.

Proforma adjustments on the attached financial statements include the following:

[A]

To record the issuance of 34,687,244 shares of common stock pursuant to the Securities Exchange Agreement.

[B]

To eliminate the common stock accounts of OXYS and the prior retained earnings of the Company.

[C]

To record the cancellation of 1,500,000 shares of common stock from shareholders of Gotham Capital Holdings, Inc. and the elimination of residual balances of Gotham.

NOTE 4 - PROFORMA (LOSS) PER SHARE

The proforma (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition, as though all shares issued in the acquisition had been outstanding from the beginning of the periods presented.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gotham Capital Holdings, Inc.

By: /s/ CARMINE CATIZONE

Carmine Catizone

Chief Executive Officer

Dated: June 16, 2017